SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) May 11, 2005

                              Avatar Systems, Inc.
             (Exact name of registrant as specified in its charter)

           Texas                       000-32925                 75-2763037
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

5728 LBJ Freeway, Suite 270, Dallas, Texas                         75240
 (Address of principal executive offices)                        (Zip code)

                                 (214) 720-1800


              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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 Item 8.01 Other Events.

On May 11, 2005, Avatar Systems, Inc. issued a press release announcing the hiring of a regional sales manager to market document imaging solutions within the energy sector and expand the company's footprint into vertical markets.


Exhibit Number          Exhibit

99.1                    Press release dated May 11, 2005

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Avatar Systems, Inc.

                                           /s/ Robert C. Shreve, Jr
                                          --------------------------------------
Date: May 11, 2005                        Robert C. Shreve, Jr.
                                          President, Chief Executive Officer and
                                          Chief Financial Officer